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                                                                  Exhibit 10.12

             FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

         This Fourth Amended and Restated Investors' Rights Agreement is made this 21st day of April, 1999, by and among Centra Software, Inc., a Delaware corporation (the "Company"), the persons and entities listed on Exhibit A hereto (each, a "Purchaser" and collectively, the "Purchasers"), and Leon Navickas (the "Founder"). The Purchasers and the Founder are sometimes referred to in this Agreement collectively as the "Stockholders."

                                    RECITALS:

         WHEREAS, the Founder owns 1,200,000 shares (the "Founder's Shares") of the Common Stock, $.01 par value per share (the "Common Stock"), of the Company;

         WHEREAS, certain of the Stockholders hold shares of Series A Convertible Participating Preferred Stock, $.001 par value (the "Series A Preferred Stock"), of the Company;

         WHEREAS, certain of the Stockholders hold shares of Series B Convertible Participating Preferred Stock, $.001 par value (the "Series B Preferred Stock"), of the Company;

         WHEREAS, certain of the Stockholders hold shares of Series C Convertible Preferred Stock, $.001 par value (the "Series C Preferred Stock"), of the Company;

         WHEREAS, certain of the Stockholders hold shares of Series D Convertible Preferred Stock, $.001 par value (the "Series D Preferred Stock"), of the Company;

         WHEREAS, certain of the Purchasers are purchasing, concurrently herewith, certain shares of Series E Convertible Preferred Stock, $.001 par value (the "Series E Preferred Stock," and, together with the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, and the Series D Preferred Stock, the "Preferred Stock"), of the Company pursuant to the Series E Convertible Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement");

         WHEREAS, the Company and the Stockholders wish to provide for (i) their continuing representation on the Board of Directors of the Company, (ii) certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act of 1933, and (iii) a right of first refusal with respect to the sale of any shares of capital stock by the Company;


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         WHEREAS, the Company, certain of the Purchasers and the Founder entered into a Third Amended and Restated Investors' Rights Agreement dated as of December 19, 1997 (the "Third Amended Investors' Rights Agreement");

         WHEREAS, certain of the Purchasers have waived any right they may have to purchase Series E Preferred Stock;

         WHEREAS, the Company and the parties to the Third Amended Investors' Rights Agreement wish to amend and restate the Third Amended Investors' Rights Agreement in its entirety to make certain changes to the parties and the terms thereof; and

         WHEREAS, the Purchasers who or which have executed this Agreement are the holders of at least 66.7% of the voting power of the Voting Shares, Registrable Shares or Eligible Shares as each is defined in the Third Amended Investors' Rights Agreement.

         In consideration of the mutual covenants contained herein and the consummation of the sale and purchase of shares of capital stock of the Company pursuant to the Purchase Agreement, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree to amend and restate the Third Amended Investors' Rights Agreement as follows:


                            ARTICLE I. VOTING RIGHTS

         1. VOTING OF SHARES.

                  (a) In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Voting Shares (as defined in Section 2 below) owned by him or it, or over which he or it has voting control, and otherwise use his or its respective best efforts, so as to fix the number of directors of the Company at eight (8) and to elect (i) the Chief Executive Officer of the Company, (ii) two (2) members designated by the Purchasers who or which are holders of Series A Preferred Stock (the "Series A Holders") (by action of the holders of a majority of the shares of Series A Preferred Stock held by such Series A Holders), (iii) one (1) member designated by Commonwealth Capital Ventures L.P. ("Commonwealth"), (iv) one (1) member designated by Scripps Ventures, LLC ("Scripps"), (v) one (1) member designated by Polaris Venture Partners ("Polaris"), and (vi) two (2) members mutually agreed upon by the Purchasers and the Founder (by action of the holders of a majority of the Shares held by the Purchasers and the Founder). As of the date hereof, there is one vacancy on the Board of Directors. The directors currently designated by the Series A Holders are Richard D'Amore and Jonathan Flint. The director currently designated by Commonwealth is Michael Fitzgerald. The director currently designated by Scripps is Douglas R. Stern. The director


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currently designated by Polaris is Jonathan Flint, it being understood that
Jonathan Flint will serve both as a designee of the Series A Holders and as the designee of Polaris. The directors currently mutually agreed upon by the Purchasers and the Founder are Fred Lucconi and Charles Digate. The Chief Executive Officer of the Company is Leon Navickas. Additionally, HarbourVest Partners V-Direct Fund L.P. and The Goldman Sachs Group, L.P. shall each have the right to appoint a representative (each, an "Observer") to attend all Board meetings; provided, however, that each Observer shall agree, in writing, to hold in confidence and trust all information so provided; and provided further, that the Board shall have the right to withhold any information from or to exclude an Observer from any meeting or portion thereof if in the good faith judgment of the Board such actions are necessary to maintain an attorney client privilege.

                  (b) The Company shall provide the Stockholders with 30 days' prior written notice of any intended mailing of a notice to stockholders for a meeting at which directors are to be elected. The Series A Holders, Commonwealth, Scripps, Polaris, the Purchasers and the Founder shall give written notice to all other parties to this Agreement, no later than 20 days prior to such mailing, of the persons designated by them as nominees for election as directors. The Company agrees to nominate and recommend for election as directors only the individuals designated, or to be designated, pursuant to
Section 1(a). If the Series A Holders, Commonwealth, Scripps, Polaris, the Purchasers or the Founder shall fail to give notice to the Company as provided above, it shall be deemed that their respective designees then serving as directors shall be their designees for reelection.

                  (c) The Founder shall not vote to remove any director designated by the Series A Holders, Commonwealth, Scripps or Polaris, except for bad faith, willful misconduct or the consistent failure by any such director to attend meetings of the Company's Board of Directors.

         2. VOTING SHARES. "Voting Shares" shall mean and include any and all shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and/or any other shares of capital stock of the Company, by whatever name called, which carry voting rights (including voting rights which arise by reason of default) now owned or subsequently acquired by a Stockholder, however acquired, including, without limitation, by stock split or stock dividend.

         3. NO REVOCATION. The voting agreements contained herein are coupled with an interest and may not be revoked, except by written consent of all of the Stockholders.

         4. INDEMNIFICATION. In the event that any director elected (i) pursuant to Section 1 of this Article I or (ii) pursuant to Article 4(B) Section 3(b) of the Company's Certificate of Incorporation shall be made or threatened to be made a party to any action, suit or proceeding with respect to which he may be entitled to indemnification by the Company pursuant to its


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Certificate of Incorporation or By-Laws, or otherwise, he shall be entitled to be represented in such action, suit or proceeding by counsel of his choice and the reasonable expenses of such representation shall be reimbursed by the Company to the extent provided in or authorized by said Certificate of Incorporation or By-laws. In the event of an action, suit or proceeding against more than one director in which there are no actual or potential differing interests among more than one director, such directors shall use reasonable efforts to choose one counsel to represent all such directors. Each of the Stockholders agrees not to take any action to amend any provisions of the Certificate of Incorporation or the By-Laws of the Company which would reduce or limit the indemnification of directors, as presently in effect, unless such amendment would have only prospective effect, without the prior written consent of all of the Stockholders.

         5. RESTRICTIVE LEGEND. All certificates representing Voting Shares owned or hereafter acquired by the Stockholders or any transferee of the Stockholders bound by this Agreement shall have affixed thereto a legend substantially in the following form:

            "The shares of stock represented by this certificate are subject to certain voting agreements as set forth in an Investors' Rights Agreement by and among the registered owner of this certificate, the Company and certain other stockholders of the Company, a copy of which is available for inspection at the offices of the Secretary of the Company."

         6. TRANSFERS OF VOTING RIGHTS. Any transferee to whom Voting Shares are transferred by a Stockholder, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, and shall be entitled to the rights granted to the transferor under this Agreement, to the same extent as if such transferee were a Stockholder hereunder.

                         ARTICLE II. REGISTRATION RIGHTS

         1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                  "COMMISSION" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.


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                  "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                  "REGISTRATION EXPENSES" means the expenses described in
Section 5 of this Article II.

                  "REGISTRABLE SHARES" means (i) the shares of Common Stock issued or issuable upon conversion of the Shares, (ii) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Purchasers pursuant to Article III of this Agreement (or any predecessor agreement) and (iii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); PROVIDED, HOWEVER, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) upon any sale in any manner to a person or entity which, by virtue of Article IV, Section 2 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Article II to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  "SHARES" shall have the meaning specified, and include all such Shares referred to, in Subsection 1.2 of the Purchase Agreement, Subsection
1.2 of the Series D Convertible Preferred Stock Purchase Agreement dated December 19, 1997, Subsection 1.2 of the Series C Convertible Preferred Stock Purchase Agreement dated March 6, 1997, Subsection 1.2 of the Series B Convertible Participating Preferred Stock Purchase Agreement dated May 1, 1996, and Subsection 1.2 of the Series A Convertible Participating Preferred Stock Purchase Agreement dated April 11, 1995 by and among the Company, the Founder and certain of the Purchasers.

                  "STOCKHOLDERS" means the Purchasers and Founder, any persons or entities to whom the rights granted under this Article II are transferred by any Purchasers or the Founder, and their successors or assigns pursuant to
Article IV, Section 2 of this Agreement.

         2. REQUIRED REGISTRATIONS.


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                  (a) At any time after the earlier of April 21, 2002 or the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement, a Stockholder or Stockholders holding in the aggregate at least a majority of the Registrable Shares may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholder or Stockholders having an aggregate offering price of at least $10,000,000 (based on the then current market price or fair value). If the holders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other Stockholders to participate shall be conditioned on such Stockholders' participation in such underwriting. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of market factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-1 or Form S-2 (or any successor form) of all Registrable Shares which the Company has been requested to so register.

                  (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate offering price of at least $500,000 (based on the then current public market price). Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of market factors, all of the Registrable Shares requested to be registered by all Stockholders may not be included in the offering, then all Stockholders who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on Form S-3 (or such successor form) of all Registrable Shares which the Company has been requested to so register.


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                  (c) The Company shall not be required to effect more than two registrations pursuant to paragraph (a) above; PROVIDED, HOWEVER, that such obligation shall be deemed satisfied only when a registration statement covering the applicable Registrable Shares shall have (i) become effective and, if such method of disposition is a firm commitment underwritten public offering, all such Registrable Shares have been sold pursuant thereto or (ii) been withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested). There shall be no limit on the number of registrations which may be requested and obtained pursuant to paragraph (b) above. In addition, the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six months after the effective date of any other Registration Statement on Form S-1 of the Company, in which, subject to Section 3(b) of this Article II, the holders of Registrable Shares shall have been entitled to join pursuant to Section 3 of this Article II.

                  (d) If at the time of any request to register Registrable Shares pursuant to this Section 2, the Company is engaged or has fixed plans to engage within 30 days of the time of the request in a registered public offering as to which the Stockholders may include Registrable Shares pursuant to Section 3 of this Article II or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of six months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any two-year period.

                  (e) If at any time when a registration statement on Form S-3 is in effect a material event occurs which the Company's Board of Directors determines, in good faith, should not be immediately disclosed, the Company shall so inform each Stockholder which has included Registrable Shares in such registration statement. Each such Stockholder shall suspend the making of offers or sales under such registration statement until such material event is disclosed. The Company shall disclose such material event as soon as is practicable thereafter in the good faith judgment of its Board of Directors.

         3. INCIDENTAL REGISTRATION.

                  (a) Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 2 of this Article II) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares


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which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Stockholder.

                  (b) In connection with any registration under this Section 3 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Agreement and such terms shall not provide for indemnification or contribution obligations on the part of sellers of Registrable Shares greater than the obligations imposed pursuant to Section 6(b) hereof). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, that the managing underwriter believes should be included therein; provided that (i) except in the case of the first Registration Statement filed by the Company, in no event shall the number of Registrable Shares included in the offering be reduced below 35% of the total number of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto) included in the offering, and (ii) no persons or entities other than the Company, the Stockholders and persons or entities holding registration rights granted in accordance with Section 10 of this
Article II shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

         4. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Article II of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

                  (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;


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                  (b) as expeditiously as possible prepare and file with the
Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 120 days after the effective date thereof;

                  (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

                  (d) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; PROVIDED, HOWEVER, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

         If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholders shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the selling Stockholders with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholders shall be free to resume making offers of the Registrable Shares.

         5. ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses of all registrations under this Agreement; PROVIDED, HOWEVER, that if a registration under Section 2 of this Article II is withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the requesting Stockholders elect not to have such registration counted as a registration requested under Section 2 of this Article II, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section 5, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with


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this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the reasonable fees and expenses of one counsel selected by the selling Stockholders to represent the selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel (other than the counsel selected to represent all selling Stockholders).

         6. INDEMNIFICATION AND CONTRIBUTION.

                  (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each seller of such Registrable Shares, each holder of Registrable Securities, each underwriter of such Registrable Shares, each of their respective officers, directors and partners and each other person, if any, who controls such seller, holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, holder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

                  (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each holder of Registrable Securities, each underwriter (if any), each of their respective officers, directors and partners, and each person, if any, who controls the Company or any such holder of Registrable Securities or underwriter, within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such

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directors, officers and partners, such holder of Registrable Securities, such underwriter or such controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; PROVIDED, HOWEVER, that the obligations of such Stockholders hereunder shall be limited to an amount equal to the proceeds to each Stockholder of Registrable Shares sold in connection with such registration.

                  (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, PROVIDED, FURTHER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6. The Indemnified Party may participate in such defense at such party's expense; PROVIDED, HOWEVER, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the prior written consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement (i) which includes an admission of fault on behalf of the Indemnified Party, or (ii) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all future liability in respect of such claim or litigation.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced


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in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; PROVIDED, HOWEVER, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

         7. INDEMNIFICATION WITH RESPECT TO UNDERWRITTEN OFFERING. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2 of this Article II, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

         8. INFORMATION BY HOLDER. Each Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         9. "STAND-OFF" AGREEMENT. Each Stockholder, if requested by the Company and the managing underwriter (the "Underwriter") of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement; PROVIDED, that:

                  (a) such agreement shall only apply to the first Registration Statement covering Common Stock to be sold on its behalf to the public in an underwritten offering;

                  (b) all Stockholders, all other stockholders of the Company holding in excess of 1% of the outstanding Common Stock, (including shares of Common Stock issuable upon the conversion of Shares, or other convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into similar agreements; and

                  (c) The Underwriter agrees not to release any party from any such lock-up agreement or similar agreement (a "Lock-Up Release") without (i) providing all Stockholders who are party thereto at least seven days prior written notice of the effective date of the Lockup Release and (ii) simultaneously releasing all Stockholders who are party thereto to the same extent from any such lock-up letter or similar agreement.

                  Notwithstanding anything herein to the contrary, this Agreement shall not restrict Goldman, Sachs & Co. and its affiliates from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activity conducted in the ordinary course of its, or its affiliates' business.

         10. LIMITATIONS ON SUBSEQUENT REGISTRATION RIGHTS. The Company shall not, without the prior written consent of Stockholders holding at least 66.7% of the Registrable Shares, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include securities of the Company in any Registration Statement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only on terms substantially similar to the terms on which holders of Registrable Shares may include shares in such registration, or (b) to make a demand registration which could result in such registration statement being declared effective prior to April 21, 2002. Notwithstanding anything to the contrary herein, any right given by the Company to any holder or prospective holder of the Company's securities in connection with the registration of securities shall be conditioned such that it shall be subordinate to the rights of the Stockholders provided in this Agreement unless Stockholders holding at least 66.7% of the Registrable Shares consent in writing to such arrangements and, provided that, such arrangement will not result in materially detrimental treatment of one or more series of Preferred Stock owned by a Purchaser on the one hand and the other series of Preferred Stock on the other hand.

         11. RULE 144 REQUIREMENTS. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

                  (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (c) furnish to any holder of Registrable Shares upon request
(i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         12. MERGERS, ETC. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Stockholders would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; PROVIDED, HOWEVER, that the provisions of this Section 12 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all Stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

           ARTICLE III. RIGHT OF FIRST REFUSAL REGARDING NEW ISSUANCES

         1. RIGHT OF FIRST REFUSAL.

                  (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange,
(i) any shares of Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of Preferred Stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with this Article III. The Company shall deliver to each Stockholder a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe generally the price and other material terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (iv) offer to issue and sell to or exchange with such Stockholder (A) such portion of the Offered Securities as the aggregate number of Eligible Shares then held by such Stockholder bears to the total number of Eligible Shares then held by all Stockholders (the "Basic Amount"), and (B) any additional portion of the Offered Securities as such Stockholder shall indicate it will purchase or acquire should the other Stockholders subscribe for less than their Basic Amounts (the "Undersubscription Amount"). Each Stockholder shall have the right, for a period of 15 days following delivery of the Offer, to purchase or acquire, at a price and upon the other terms specified in the Offer, the number or amount of Offered Securities described above. The Offer by its term shall remain open and irrevocable for such 15-day period.

                  (b) "Eligible Shares" shall mean and include all shares of capital stock of the Company held by the Stockholders, whether now owned or hereafter acquired, other than shares acquired by an employee Stockholder due to his status as an employee of the Company (including but not limited to the Founder's Shares or any shares issued pursuant to any employee stock option, purchase or similar plan). For purposes of calculating a Stockholder's ownership of Eligible Shares, all shares of convertible Preferred Stock of the Company shall be deemed to have been converted into shares of Common Stock.

                  (c) To accept an Offer, in whole or in part, a Stockholder must deliver a written notice to the Company prior to the end of the 15-day period of the Offer, setting forth the portion of the Stockholder's Basic Amount that such Stockholder elects to purchase and, if such Stockholder shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Stockholder elects to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Stockholders are less than the total Offered Securities, then each Stockholder who has set forth Undersubscription Amounts in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, all Undersubscription Amounts it has subscribed for; PROVIDED, HOWEVER, that should the Undersubscription Amounts subscribed for exceed the difference between the Offered Securities and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Stockholder who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Stockholder bears to the total Undersubscription Amounts subscribed for by all Stockholders, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

                  (d) In the event that Notices of Acceptance are not given by the Stockholders in respect of all the Offered Securities, the Company shall have 90 days from the expiration of the period set forth in Section 1(a) above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the

Stockholders (the "Refused Securities"), but only to the offerees or purchasers described in the Offer and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

                  (e) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 1(d) above), then each Stockholder may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Stockholder elected to purchase pursuant to Section 1(c) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Stockholders pursuant to Section 1(c) above prior to such reduction) and (ii) the denominator of which shall be the amount of all Offered Securities. In the event that any Stockholder so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Stockholders in accordance with Section 1(a) above.

                  (f) Upon the closing of the issuance, sale or exchange of all or less than all the Refused Securities, the Stockholders shall acquire from the Company, and the Company shall issue to the Stockholders, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 1(e) above if the Stockholders have so elected, upon the terms and conditions specified in the Offer. The purchase by the Stockholders of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Stockholders of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Stockholders and their respective counsel.

                  (g) Any Offered Securities not acquired by the Stockholders or other persons in accordance with Section 1(d) above may not be issued, sold or exchanged until they are again offered to the Stockholders under the procedures specified in this Article.

         2. EXCLUDED ISSUANCES.

                  The rights of the Stockholders under this Article III shall not apply to:

                  (a) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock,

                  (b) the issuance of any shares of Common Stock upon conversion of outstanding shares of convertible Preferred Stock,

                  (c) up to 1,526,745 shares of Common Stock, or options exercisable therefor, including options outstanding on the date of this Agreement (such number to be proportionately adjusted in the event of any stock splits, stock dividends, recapitalizations or similar events occurring on or after the date of this Agreement) issuable to officers, directors, consultants and employees of the Company and any subsidiary pursuant to the Company's 1995 Stock Plan,

                  (d) up to 257,000 shares of Common Stock, or options exercisable therefor, including options outstanding on the date of this Agreement (such number to be proportionately adjusted in the event of any stock splits, stock dividends, recapitalizations or similar events occurring on or after the date of this Agreement) issuable to officers, directors, consultants and employees of the Company and any subsidiary pursuant to the Company's 1995 Stock Plan, provided that for each such share the Corporation has repurchased a share issued prior to April 11, 1995 to an employee or former employee of the Corporation,

                  (e) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity, or

                  (f) shares of Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act.

                                   IV. GENERAL

         1. TERMINATION.

                  (i) Article I of this Agreement shall terminate in its entirety on the earliest of (a) the tenth anniversary of the date of this Agreement, or (b) the closing of the Company's initial public offering of shares of Common Stock (a "Qualified Public Offering") pursuant to an effective registration statement under the Securities Act resulting in at least $10,000,000 of gross proceeds to the Company at a minimum price of $7.50 per share (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and other similar events). All of the Company's obligations to register Registrable Shares under Article II of this Agreement shall terminate on the tenth anniversary of this Agreement. Article III of this Agreement shall terminate in its entirety upon the earliest of (a) the closing of a Qualified Public Offering or (b) the date that (i) less than 165,000 shares of Series A Preferred Stock, less than 195,000 shares of Series B Preferred Stock, less than 200,000 shares of Series C Preferred Stock, less than 500,000 shares of Series D Preferred Stock and less than 500,000 shares of Series E

Preferred Stock remain outstanding (subject to appropriate adjustment for stock splits, stock dividends, recapitalization or other similar events).

         2. TRANSFER OF RIGHTS. This Agreement, and the rights and obligations of each Stockholder hereunder, may be assigned by such Stockholder to any person or entity to which Shares are transferred by such Stockholder, and such transferee shall be deemed a "Stockholder" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company. Notwithstanding the foregoing sentence, the rights and obligations of each Stockholder under Article II of this Agreement may only be assigned by such Stockholder to any person or entity (i) to which at least 55,000 Shares are transferred by such Stockholder or (ii) which is a partner, stockholder or affiliate of such Stockholder, and such transferee shall be deemed a "Stockholder" for purposes of this Agreement. For purposes of the foregoing sentence, the shares of Series E Preferred Stock held by any holder shall be aggregated with the shares of Series E Preferred Stock held by each partner, stockholder or other affiliate of such holder. No Stockholder may assign any of its rights or obligations hereunder to any person or entity which is determined by the Board of Directors to be a "competitor" of the Company.

         3. SEVERABILITY. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

         4. SPECIFIC PERFORMANCE. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company and the Stockholders hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

         5. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts.

         6. NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

         If to the Company, at 430 Bedford Street, Lexington, Massachusetts 02173, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Foley, Hoag & Eliot LLP, One Post Office Square, Boston, MA 02109, Attn: Robert
L. Birnbaum, Esq.

         If to a Purchaser, at his or its address set forth on Exhibit A to this Agreement, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser; or

         If to the Founder, at his address set forth beneath his signature to this Agreement, or at such other address or addresses as may have been furnished to the Company in writing by such Founder.

         Notices provided in accordance with this Section 6 shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

         7. COMPLETE AGREEMENT; AMENDMENTS. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Any amendment, modification or termination of any provision of this Agreement shall be valid as to all parties if, but only if, it is in writing and is signed by the Company and the holders of at least 66.7% of the voting power of the Voting Shares, Registrable Shares or Eligible Shares, as the case may be, then held by all Stockholders; PROVIDED, that Article II may be amended with the consent of the holders of less than all Registrable Shares only in a manner which affects all Registrable Shares in the same fashion (it being specifically understood and agreed that the last paragraph of Section 9 of Article II may only be amended with the consent of The Goldman Sachs Group, L.P. or any successor thereto) and PROVIDED, FURTHER, that Article I, Section 1 may be amended as to the member of the Board appointed by the Founder along with the Purchasers only with prior written consent of the Founder and holders of at least 66.7% of the Shares of the Purchasers.

Notwithstanding the foregoing, in the event that a vote with respect to the foregoing sentence regarding an amendment of Articles I, III or IV would result in materially detrimental treatment of one or more series of Preferred Stock owned by a Purchaser on the one hand and the other series of Preferred Stock on the other hand, the consent of the holders of not less than 51% of the outstanding Shares of each so detrimentally treated Series of Preferred Stock, voting separately as an individual class, shall be required to approve such matters.

         8. WAIVERS. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

         9. PRONOUNS. Whenever the content may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

         10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall constitute one Agreement binding on all the parties hereto.

         11. CAPTIONS. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Agreement.

         12. TERMINATION OF THIRD AMENDED AGREEMENT. The terms and provisions of the Third Amended Investors' Rights Agreement are hereby terminated and shall have no further force or effect.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.


                                    COMPANY:

                                    CENTRA SOFTWARE, INC.


                                    By: /s/ LEON NAVICKAS
                                        -------------------------------------
                                        President and Chief Executive Officer


                                    FOUNDER:

                                        /s/ LEON NAVICKAS
                                        -------------------------------------
                                        Leon Navickas


                                    PURCHASERS:

                                    ALTA V LIMITED PARTNERSHIP

                                    By:  Alta V Management Partners, L.P.


                                    By /s/ EILEEN MCCARTHY
                                       -------------------------------------
                                       General Partner


                                    CUSTOMS HOUSE PARTNERS


                                    By:/s/ EILEEN MCCARTHY
                                       -------------------------------------
                                         General Partner

                                    NORTH BRIDGE VENTURE PARTNERS, L.P.

                                    By:  North Bridge Venture Management, L.P.,
                                           Its General Partner


                                    By:/s/ ILLEGIBLE
                                       -------------------------------------
                                         General Partner


                                    COMMONWEALTH CAPITAL VENTURES L.P.

                                    By:      Commonwealth Venture Partners L.P.,
                                             Its General Partner


                                    By: /s/ MICHAEL FITZGERALD
                                       -------------------------------------
                                         General Partner


                                    ----------------------------------------
                                    Charles Digate


                                    ----------------------------------------
                                    Edward Takacs


                                    THE CAREER GROUP, LTD.


                                    By:
                                       -------------------------------------
                                    Title:


                                    ----------------------------------------
                                    Rubin Gruber

                                    BILL GROSS'S IDEALAB!


                                    By:
                                       -------------------------------------
                                    Title:


                                    TM PARTNERS


                                    By:/s/ ANTHONY MARK
                                       -------------------------------------
                                    Title: Partner


                                    SCRIPPS VENTURES, LLC


                                    By: /s/ ILLEGIBLE
                                       -------------------------------------
                                    Title: Senior Vice President


                                    POLARIS VENTURE PARTNERS, L.P.

                                    By: Polaris Venture Management Co., LLC
                                          Its General Partner

                                    By:/s/ ILLEGIBLE
                                       -------------------------------------
                                         Member


                                    POLARIS VENTURE PARTNERS FOUNDERS'
                                    FUND, L.P.

                                    By: Polaris Venture Management Co., LLC
                                          Its General Partner

                                    By:/s/ ILLEGIBLE
                                       -------------------------------------
                                         Member

                                    THE GOLDMAN SACHS GROUP, L.P.
                                    By: The Goldman Sachs Corporation
                                          Its General Partner

                                    By: /s/ JOSEPH H. GLEBERMAN
                                       -------------------------------------
                                         Name: Joseph H. Gleberman
                                         Title: Executive Vice President


                                    STONE STREET FUND 1999, L.P.
                                    By: Stone Street 1999 Corp.
                                          Its General Partner

                                    By: /s/ EVE M. GERRIETS
                                       -------------------------------------
                                         Name: Eve M. Gerriets
                                         Title: Vice President


                                    BRIDGE STREET FUND 1999 L.P.
                                    By: Stone Street 1999 Corp.
                                          Its General Partner

                                    By:/s/ EVE M. GERRIETS
                                       -------------------------------------
                                         Name: Eve M. Gerriets
                                         Title: Vice President


                                    HARBOURVEST PARTNERS V-DIRECT FUND L.P.
                                    By: HVP V-Direct Associates L.L.C.
                                           Its General Partner

                                    By: HarbourVest Partners, LLC
                                           Its Managing Member

                                    By: /s/ ILLEGIBLE
                                       -------------------------------------

                                    SL PARTNERS


                                    By: /s/ STEVEN LESSER
                                       -------------------------------------
                                    Title: Partner

                                    EXHIBIT A

PURCHASERS

ALTA V LIMITED PARTNERSHIP
c/o Burr, Egan, Deleage & Co.
One Post Office Square, Suite 3800
Boston, Massachusetts 02109

CUSTOMS HOUSE PARTNERS
c/o Burr, Egan, Deleage & Co.
One Post Office Square
Suite 3800
Boston, Massachusetts 02109

NORTH BRIDGE VENTURE PARTNERS, L.P.
404 Wyman Street, Suite 365
Waltham, MA  02154

COMMONWEALTH CAPITAL VENTURES L.P.
20 William Street
Wellesley, MA 02181

Charles Digate
15 Oxford Street
Winchester, Massachusetts 01890

Edward Takacs
55 Bedford Road
Lincoln, Massachusetts 01773

THE CAREER GROUP, LTD.
One Kendall Square
Cambridge, Massachusetts 02139

Rubin Gruber
709 Sudbury Road
Concord, Massachusetts 01742

BILL GROSS'S IDEALAB!
351 South Greenwood Avenue
Pasadena, California 91107

TM PARTNERS
c/o Anthony Mark
168 Middleton Road
Boxford, Massachusetts 01921

SCRIPPS VENTURES, LLC
Attention: Benjamin Burdett
200 Madison Avenue
New York, New York 10016

with copy to

Baker & Hostetler LLP
3200 National City Center
1900 East Ninth Street
Cleveland, OH 44114
Attn: Gerardo C. Orlando, Esq.

POLARIS VENTURE PARTNERS, L.P.
c/o Polaris Venture Management Co., LLC
1000 Winter Street, Suite 3350
Waltham, Massachusetts 02154

POLARIS VENTURE PARTNERS FOUNDERS' FUND, L.P.
c/o Polaris Venture Management Co., LLC
1000 Winter Street, Suite 3350
Waltham, Massachusetts 02154

THE GOLDMAN SACHS GROUP, L.P.
85 Broad Street, 19th Floor
New York, New York 10004
Attn:  Randy Blumenthal

STONE STREET FUND 1999, L.P.
c/o The Goldman Sachs Group, L.P.
85 Broad Street, 19th Floor
New York, New York 10004
Attn: Randy Blumenthal

BRIDGE STREET FUND 1999 L.P.
c/o The Goldman Sachs Group, L.P.
85 Broad Street, 19th Floor
New York, New York 10004
Attn:  Randy Blumenthal

HARBOURVEST PARTNERS V-DIRECT FUND L.P.
One Financial Center
44th Floor
Boston, MA 02111
attn: Ofer Nemirovsky

SL Partners
47 Claypit Hill Road
Wayland, MA  01778

FOUNDER

Leon Navickas
430 Bedford Street
Lexington, Massachusetts 02173